December 20, 2018 Federal Signal Corporation 2015 Executive Incentive Compensation Plan Amended and Restated Performance Share Unit Award Agreement You have been selected to receive this Performance Share Units (“PSUs”) award (“Award”) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “Plan”), as specified below: Participant: Robert Fines Date of Grant: July 25, 2017 Date of Amendment: December 20, 2018 Number of PSUs Subject to this Award Agreement: 40,961 Amended Performance Period: January 1, 2018 through December 31, 2020 Amended Vesting Period: June 2, 2017 through December 31, 2020 This Award is subject to the terms and conditions prescribed in the Plan and in the Amended and Restated Federal Signal Corporation Performance Share Unit Award Agreement No. 2017 attached hereto and incorporated herein. This Amended and Restated PSU Award Agreement supersedes the original award agreement dated July 25, 2017 in its entirety. Together, this amended and restated Award and attached amended and restated award agreement shall be referred to throughout each as the “Award Agreement.” Calculations of performance versus target, threshold and maximum values set forth in Appendix A are made by the Committee in accordance with the terms of the Plan and are final and binding. IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed on December 20, 2018. ROBERT FINES FEDERAL SIGNAL CORPORATION /s/ Robert Fines By: /s/ Jennifer L Sherman Signature Chief Executive Officer Participant agrees to execute this Amended and Restated PSU Award Agreement and return one copy to Rose Lane at Federal Signal Corporation, 1415 W. 22nd Street, Suite 1100, Oak Brook, IL 60523 within 45 days of the above date or forfeit the performance share unit award. PSU US 7/2017

This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. FEDERAL SIGNAL CORPORATION PERFORMANCE SHARE UNIT AMENDED AND RESTATED AWARD AGREEMENT NO. 2017 This Award Agreement, which includes the attached cover page and Appendix A, effective as of the Date of Amendment, represents the grant of PSUs by the Company to Participant, pursuant to the provisions of the Plan. The Company established the Plan pursuant to which, among other things, options, stock appreciation rights, restricted stock and stock units, stock bonus awards, dividend equivalents and/or performance compensation awards may be granted to eligible persons. The Plan and this Award Agreement provide a complete description of the terms and conditions governing the PSUs. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The Board of Directors and the Committee have determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of Stock, and that Participant is one of those employees. NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Certain Definitions As used in this Award Agreement, the following terms shall have the following meanings: A. “Affiliate” means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Award Agreement, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. B. “Award” means the award provided for in Section 2. C. “Board of Directors” means the board of directors of the Company. D. “Code” means the Internal Revenue Code of 1986, as amended. E. “Committee” means the Compensation and Benefits Committee of the Board of Directors or a subcommittee or other committee appointed to administer the Plan in accordance with the Plan. F. “Company” means Federal Signal Corporation, a Delaware corporation. G. “Date of Amendment” means December 20, 2018. H. “Date of Grant” means July 25, 2017. I. “Disability” shall have the meaning ascribed to that term in the Company’s long-term disability plan applicable to Participant, or if no such plan exists, at the discretion of the Committee and as determined by the Committee. J. “Fair Market Value” shall have the meaning set forth in the Plan. K. “Participant” means the individual shown as the recipient of an award of PSUs, as set forth on this Award Agreement. L. “Performance Period” means the three-year calendar period from January 1, 2018 through December 31, 2020. M. “Performance Share Units” or “PSUs” means the obligation of the Company to transfer the number of shares of Stock to Participant determined under Section 2, Section 4A (in the case of death or termination of employment by Disability), Section 4B (in the case of Change-in-Control), or Section 5 (in the case of PSU US 7/2017 Page 1 of 6

Divestiture of a Business Segment) of this Award Agreement, as applicable, at the time provided in Section 6 of this Award Agreement, to the extent that the rights to such shares are vested at such time. N. “Person” means a “person” as such term is used for purposes of 13(d) or 14(d), or any successor section thereto, of the Securities Exchange Act of 1934, as amended, and any successor thereto. O. “Stock” means the common stock of the Company. P. “TBEI” means Truck Bodies & Equipment International, Inc. and each subsidiary and Affiliate thereof. Q. “Vesting Period” means the period from June 2, 2017 through December 31, 2020. Section 2. Award Subject to the terms of this Award Agreement, the Company awarded to Participant the number of PSUs set forth on this Award Agreement, effective as of the Date of Grant set forth on such instrument. This Award entitles Participant to receive a whole number of shares of Stock as set forth on this Award Agreement equal to a percentage, from zero percent (0%) to two hundred percent (200%), based on TBEI’s performance against the performance goals set forth, and as calculated in, Appendix A. The number of shares of Stock determined based on TBEI’s performance against the performance goals set forth in Appendix A (or, if applicable, the formula set forth in Section 4A (in the case of death or termination of employment by Disability), the formula set forth in Section 4B (in the case of a Change-in-Control), or the formula set forth in Section 4C (in the case of Participant’s employment termination for reasons other than for Cause), or Section 5 (in the case of Divestiture of a Business Segment)), shall be distributable as provided in Section 6 of this Award Agreement, but only to the extent the rights to such shares are vested under either Section 4 or Section 5 of this Award Agreement. This grant of PSUs shall not confer any right to Participant (or any other participant) to be granted PSUs or other awards in the future under the Plan. The provisions of this Section 2 and Appendix A (Adjustments of Performance Criteria) of this Award Agreement and the applicable provisions of the Plan regarding Section 162(m) of the Code (including but not limited to Sections 4, 12 and 15(a) of the Plan) concerning actions with respect to awards designed to meet the standard of “performance-based” compensation under Section 162(m) of the Code shall apply only to the extent that Section 162(m) of the Code provides a “performance-based” compensation exception to the deduction limitations applicable thereunder. Notwithstanding anything to the contrary in this Award Agreement, the number of shares of Stock that may be earned under this Award Agreement cannot exceed the maximum number of shares of Stock provided for under the Plan. Section 3. Bookkeeping Account The Company shall record the number of PSUs subject to this Award Agreement to a bookkeeping account for Participant (the “Performance Share Unit Account”), subject to adjustment based on performance as set forth in Section 2 above. Participant’s Performance Share Unit Account shall be reduced by the number of PSUs, if any, forfeited in accordance with Section 4 and by the number of PSUs with respect to which shares of Stock were transferred to Participant in accordance with Section 6. Section 4. Vesting Subject to the accelerated vesting provisions provided below, the number of PSUs determined under Section 2 above shall vest on the last day of the Vesting Period, if Participant remains employed by the Company or its Affiliate through such date. For the avoidance of doubt, if the Company fails to achieve a performance goal at the threshold level, Participant shall be entitled to receive no shares of Stock subject to such performance goal, unless the deemed performance provisions in this Section specifically modify such result. If, during the Performance and Vesting Periods, while employed by the Company or its Affiliates: A. Participant dies or his or her employment terminates by reason of Disability, the number of vested PSUs subject to the Award shall be equal to the product of: (1) the number of full and partial months of Participant’s employment during the Vesting Period divided by forty-three (43) and (2) the greater of (a) one hundred percent (100%) of the PSUs subject to this Award Agreement, regardless of actual performance or (b) the number of PSUs that Participant would have PSU US 7/2017 Page 2 of 6 been payable to Participant at the end of Performance Period based on actual TBEI performance during the entire Performance Period. B. A Change-in-Control occurs, the number of vested PSUs subject to this Award shall be the greater of (1) one hundred percent (100%) of the PSUs subject to this Award Agreement, regardless of actual performance or (2) the number of PSUs that would have been payable to Participant for the Performance Period based on the Company’s best estimate of projected TBEI performance through the end of the Performance Period, determined at the date of the Change-in- Control. In the event of a Change-in-Control following an event that would otherwise enable vesting at the end of the Performance and Vesting Periods under Section 4A, the provisions of this Section 4B shall control. For the avoidance of doubt, vesting under this Section 4B is not calculated on a pro-rata basis. C. Participant is terminated without Cause, the number of vested PSUs subject to the Award shall be equal to the product of: (1) the number of full and partial months of Participant’s employment during the Vesting Period divided by forty-three (43) and (2) the number of PSUs that Participant would have been payable to Participant at the end of Performance Period based on actual TBEI performance during the entire Performance Period. In the event of Participant’s death or a Change-in-Control following an event that would otherwise enable vesting at the end of the Performance and Vesting Periods under this Section 4C, the provisions of this Section 4C shall control. For purposes of this Section 4(C), the term “Cause” means the termination of Participant’s employment with the Company and its Affiliates as a result of: (1) the commission by Participant of a felony or a fraud; (2) conduct by Participant that brings the Company and/or any of its Affiliates into substantial public disgrace or disrepute; (3) gross negligence or gross misconduct by Participant with respect to the Company and/or any of its Affiliates; (4) repudiation by Participant of this Award Agreement or Participant’s abandonment of employment with the Company and its Affiliates; (5) Participant’s insubordination or failure to follow the directions of the Board of Directors of the Company or the individual to whom Participant reports, which is not cured within three business days after written notice thereof to Participant; (6) Participant’s violation of any non-competition, non- solicitation, or confidentiality agreement or obligation with respect to the Company and/or any of its Affiliates; (7) Participant’s breach of a material employment policy of the Company and/or any of its Affiliates, which is not cured within three business days after written notice thereof to Participant; or (8) any other material breach by Participant of any agreement with the Company and/or any of its Affiliates which is not cured within thirty days after written notice thereof to Participant. D. Except as provided in Section 5 below, and in certain limited instances where the Committee may exercise its discretion in determining the vesting implications of PSUs, if Participant’s employment with the Company and its Affiliates terminates for any other reason before the end of the Performance and Vesting Periods, all PSUs that are not vested at the time of such termination of employment (after first taking into account the accelerated vesting provisions of this Section 4) shall be forfeited. Section 5. Acceleration of Vesting of Shares in the Event of Divestiture of Business Segment If the “Business Segment” (as that term is defined in this Section) in which Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section) during the Performance and Vesting Periods, and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason during the Performance Period, the number of vested PSUs subject to the Award shall be equal to the product of: (1) the number of full and partial months of Participant’s employment during the Performance Period before the Divestiture Date, divided by forty-three (43) and (2) one hundred percent (100%) of the PSUs subject to this Award Agreement, regardless of actual performance. For purposes of this Award Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate operating segment under the segment reporting rules under U.S. generally accepted accounting principles, which currently includes the following: Safety and Security Systems Group and Environmental Solutions Group. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated. For purposes of this Award Agreement, the term “Divestiture of a Business Segment” means the following: A. When used with a reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its Affiliates to “Nonaffiliated Persons” (as that term is defined in this Section) of one hundred percent (100%) of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting PSU US 7/2017 Page 3 of 6 power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; B. When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, one hundred percent (100%) of either (i) the then- outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or C. When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date. For purposes of this Award Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company. Section 6. Distribution of Shares A. Except as specifically provided to the contrary in Section 6B, the number of shares of Stock payable with respect to PSUs, as determined under Section 2 above, that become vested under this Award shall become distributable as of the end of the Vesting Period and shall be paid not later than March 15, 2021 provided however, that if it is impracticable to pay such shares of Stock by such date (e.g., due to the unavailability of audited financial statements or a Form S-8 registration statement for the shares), then the Committee may delay payment until it becomes administratively practicable to do so later that same year. B. The number of shares of Stock payable with respect to PSUs, as determined under Section 2 above, that vest prior to the end of the Vesting Period under either Section 4B or Section 5 of this Award Agreement shall become distributable on an accelerated basis as follows: (1) If a Change-in-Control occurs at any time before the end of the Vesting Period, then the number of earned shares of Stock with respect to PSUs that become vested under Section 4B of this Award Agreement shall become distributable on the date of the Change-in-Control. (2) If a Divestiture of a Business Segment occurs at any time before the end of the Vesting Period, and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason, then the number of earned shares of Stock with respect to PSUs that become vested under this Award Agreement shall become distributable on the Divestiture Date, but only if that payment on that date is permissible under Section 409A of the Code. Section 7. Stockholder Rights Participant shall not have any of the rights of a stockholder of the Company with respect to PSUs until shares of Stock are issued to Participant. No dividend equivalent rights are provided under this Award Agreement. Section 8. Beneficiary Designation Participant may designate a beneficiary or beneficiaries (contingently or successively) to receive any benefits that may be payable under this Award Agreement in the event of Participant’s death and, from time to time, may change his or her designated beneficiary (a “Beneficiary”). A Beneficiary may be a trust. A Beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while Participant is alive. Each such designation shall revoke all prior designations by Participant with respect to Participant’s award under this Award Agreement. If Participant fails to so designate a beneficiary, or if no such designated beneficiary survives Participant, the beneficiary shall be deemed to be Participant’s spouse or, if Participant is unmarried at the time of death, Participant’s beneficiary shall be his or her estate. In lieu of payment to Participant, a Beneficiary shall be paid shares of Stock under Section 6 at the same time and in the same form as Participant would have been paid but for Participant’s death. Section 9. Restrictions on Transfer PSUs awarded hereunder shall not be transferable by Participant. Except as may be required by the federal income tax withholding provisions of the Code or by the tax laws of any State, the interests of Participant and his or her Beneficiary(ies) under this Award Agreement are not subject to the claims of their respective creditors and may not be PSU US 7/2017 Page 4 of 6 voluntarily or involuntarily sold, assigned, transferred, alienated, pledged, attached, encumbered or charged. Any attempt by Participant or a Beneficiary to sell, assign, transfer, alienate, pledge, attach, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. Section 10. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Stock or other securities of the Company, or other similar corporate transaction or event, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, the Committee may, in its sole discretion, make such adjustments to the number of PSUs credited to Participant’s Performance Share Unit Account that it deems necessary or appropriate and as it may deem equitable in Participant’s rights. Section 11. Tax Withholding Participant agrees to make adequate provision for any sums required to satisfy applicable federal, state, local and foreign income or employment taxes, which are Participant’s sole responsibility. The Company shall not be obligated to transfer any shares of Stock until Participant pays to the Company or any of its Affiliates in cash, or any other form of property, including Stock, acceptable to the Company, the amount required to be withheld from the wages or other amounts owing to Participant with respect to such shares. Further, the Company can withhold amounts for such taxes, in accordance with any tax withholding policy that may be adopted by the Company and is in effect from time to time with respect to equity awards under the Plan (including any method allowed under Section 16(c)(ii) of the Plan) irrespective of whether the amounts to be withheld exceed the lowest tax withholding amount that could be determined for the grantee under another tax withholding method. Participant may elect, subject to procedural rules adopted by the Committee, to satisfy the applicable withholding tax requirement, in whole or in part, by having the Company reduce the number of shares of Stock otherwise transferable under this Award Agreement having an aggregate Fair Market Value on the date the tax is to be determined, equal to such applicable withholding tax requirement. Notwithstanding any provision herein to the contrary, in no event shall the amount of such tax withholding exceed the maximum statutory tax rates (or such other rate as would not trigger a negative accounting impact), as determined by the Company in its sole discretion. Section 12. Section 409A This Award Agreement shall be construed consistent with the intention that it be exempt from Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Award Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A, the Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan or this Award Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for this Award to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Section 13. Source of Payment Shares of Stock transferable to Participant, or Participant’s Beneficiary, under this Award Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Participant’s right to receive shares of Stock under this Award Agreement. Participant shall not have any rights with respect to transfer of shares of Stock under this Award Agreement other than the unsecured right to receive shares of Stock from the Company. Section 14. Continuation of Employment This Award Agreement shall not confer upon Participant any right to continuation of employment by the Company or its Affiliates, nor shall this Award Agreement interfere in any way with the Company’s or its Affiliates’ right to terminate Participant’s employment at any time. Section 16. Entire Award; Amendment This Award Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties. PSU US 7/2017 Page 5 of 6

Section 17. Severability In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby. Section 18. Miscellaneous A. This Award Agreement and the rights of Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Stock acquired pursuant to this Award Agreement, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon Participant. B. The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may materially and adversely affect Participant’s rights under this Award Agreement, without the written consent of Participant. C. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement. D. This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. E. This Award (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Stock underlying the Award) shall be subject to the provisions of any clawback policy currently or subsequently implemented by the Company to the extent set forth in such policy. F. All obligations of the Company under the Plan and this Award Agreement, with respect to these PSUs, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. G. To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of law. H. This Award Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and executed copies may be exchanged by .pdf to the other party by e-mail and accepted and treated as originals for any and all purposes. PSU US 7/2017 Page 6 of 6